STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND,
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND,
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND
                       STANDISH TAX-SENSITIVE EQUITY FUND

                  Financial Statements for the Period Ended
                               September 30, 1998


                                     [LOGO]

                     Standish, Ayer & Wood Investment Trust

                              Financial Statements
                                Table of Contents

                                                                         Page

            Chairman's Message.............................................1

            Selected Financial Information.................................2

            Performance Highlights.........................................3

            Management Discussion and Analysis:
                Standish Massachusetts Intermediate Tax Exempt Bond Fund...4
                Standish Intermediate Tax Exempt Bond Fund.................4
                Standish Small Cap Tax-Sensitive Equity Fund...............6
                Standish Tax-Sensitive Equity Fund.........................8

            Statements of Assets and Liabilities..........................10

            Statements of Operations......................................11

            Statements of Changes in Net Assets:
                Standish Massachusetts Intermediate Tax Exempt Bond Fund..12
                Standish Intermediate Tax Exempt Bond Fund................13
                Standish Small Cap Tax-Sensitive Equity Fund..............14
                Standish Tax-Sensitive Equity Fund........................15

            Financial Highlights:
                Standish Massachusetts Intermediate Tax Exempt Bond Fund..16
                Standish Intermediate Tax Exempt Bond Fund................17
                Standish Small Cap Tax-Sensitive Equity Fund..............18
                Standish Tax-Sensitive Equity Fund........................19

            Schedule of Investments:
                Standish Massachusetts Intermediate Tax Exempt Bond Fund..20
                Standish Intermediate Tax Exempt Bond Fund................23
                Standish Small Cap Tax-Sensitive Equity Fund..............28
                Standish Tax-Sensitive Equity Fund........................32

            Notes to Financial Statements.................................35

            Report of Independent Accountants.............................41

                     STANDISH, AYER & WOOD INVESTMENT TRUST


November 25, 1998

Dear Standish Funds Shareholder:

Enclosed you will find the annual statement for your Standish Fund for the fiscal year ending September 30, 1998.

As of that date, Standish, Ayer & Wood, Inc., the advisor, together with its affiliate, Standish International Management Company, L.P., had approximately $45 billion of assets under management including the $6.4 billion of assets represented by the Standish Funds. Our principal clients are corporate pension trusts, governmental pension funds, insurance companies, endowments and foundations, and high net worth individuals. Standish, Ayer & Wood remains independent and is owned by investment professionals active in the business. Both assets under management and the professional staff grew considerably over the past year, while the investment team and the clientele have remained constant.

During the twelve months ending September 30, 1998, investment returns have generally been positive. For example, larger capitalization U.S. common stocks as reflected in the Standard and Poor's 500 Index provided a total return of 9.05%, while higher grade domestic taxable bonds as represented by the Lehman Aggregate returned 11.49%. However, within the twelve-month period there has been considerable volatility. The quarter ending September 30, 1998 was a particularly difficult period for U.S. equities, especially smaller capitalization U.S. stocks, emerging market bonds, and domestic bonds with perceived credit risk.

Recent dramatic events have included Russia's de facto default on its debt, extreme pressures on a very large hedge fund, trading losses by major financial institutions, and disarray in the currency and credit markets. A major change has taken place in investor perception of risk and in rapid deleveraging of the global financial system.

Clearly all financial market participants are operating in a more difficult environment. Standish, Ayer & Wood is devoted to producing superior long-term returns through very disciplined investment philosophies designed to uncover value. We remain confident we have the capability to do a superior job by adhering to our disciplines.

We appreciate the opportunity to serve you and hope you will find the following information helpful.

Sincerely yours,


/s/ Ted Ladd

Edward H. Ladd
Chairman

                     Standish, Ayer & Wood Investment Trust

                         Selected Financial Information
                      For the Year Ended September 30, 1998
--------------------------------------------------------------------------------

                                                              Standish
                                                           Massachusetts     Standish      Standish
                                                            Intermediate   Intermediate    Small Cap       Standish
                                                             Tax Exempt     Tax Exempt   Tax-Sensitive   Tax-Sensitive
                                                             Bond Fund      Bond Fund     Equity Fund     Equity Fund
-------------------------------------------------------      ---------      ---------     -----------     -----------

Net Asset Value - Beginning of Year                           $  21.18       $ 21.78        $ 32.61        $  35.24

Income from investment operations
   Net investment income *                                        0.94          0.96          (0.15)           0.29
   Net realized and unrealized gain (loss)                        0.60          0.58          (6.42)          (2.77)
                                                              ---------      --------       --------       ---------
   Total from investment operations                               1.54          1.54          (6.57)          (2.48)
                                                              ---------      --------       --------       ---------

Less distributions declared to shareholders
   From net investment income                                    (0.94)        (0.96)         (0.01)          (0.26)
   From net realized gains                                          --         (0.06)         (0.14)             --
                                                              ---------      --------       --------       ---------
Net Asset Value - End of Year                                 $  21.78       $ 22.30        $ 25.89        $  32.50
                                                              =========      ========       ========       =========

Total Return                                                      7.45%         7.24%        (20.16)%         (7.13)%

Ratios to average net assets
   Expenses *                                                     0.65%         0.65%          0.75%           0.50%
   Net investment income *                                        4.40%         4.37%         (0.51)%          0.78%
Net Assets, End of Year (000's omitted)                       $ 53,600       $78,579        $66,458        $ 31,659

Portfolio turnover                                                  19%           29%           102%             33%

-----------------------

* The investment adviser voluntarily did not impose a portion of its fee and/or reimbursed the Funds for a portion of their operating expenses. Please refer to the Financial Highlights for additional disclosure regarding these ratios.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                             Performance Highlights
                for the One-Year Period Ended September 30, 1998

                                                                    Total Return
--------------------------------------------------------------------------------
      Tax Exempt Funds

            Standish Mass. Intermediate Tax Exempt Bond Fund             7.45%

            Standish Intermediate Tax Exempt Bond Fund                   7.24%

                 Lehman Muni 3-5-7-10 Index                              7.27%

                 Lipper Intermediate Muni Debt Index                     7.02%

      Tax-Sensitive Funds

            Standish Small Capitalization Tax-Sensitive Equity Fund    (20.16%)
                 Russell 2000 Growth Index                             (24.83%)
            Standish Tax-Sensitive Equity Fund                          (7.13%)
                 S&P 500 Index                                           9.05%

The S&P 500 Index is generally considered to be representative of the performance of unmanaged common stocks publicly traded on the U.S. markets.

The Russell 2000 Index is generally considered to be representative of unmanaged small capitalization stocks in the U.S. markets. The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth value.

The Lehman Brothers Municipal Bond 3, 5, 7 and 10 Year Index is actually a subset of a broader index--the Lehman Brothers Municipal Bond Index. The Municipal Bond Index is unmanaged and designed to be a composite measure of the total return performance of the municipal bond market, and includes over 33,000 bond issues (rated BBB or better, including bonds in the following sectors: general obligations, prerefunded, electrics, hospital, state housing, industrial development/pollution control, and transportation).

The Lipper Intermediate Muni Debt Index consists of the 30 largest intermediate municipal debt funds, which invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                       Management Discussion and Analysis

The bond markets generally enjoyed an excellent environment during the twelve-month period ending September 30, 1998. Municipal bond investors earned a very satisfactory return over the period and enjoyed the tax-exempt benefit of municipal bond income as well. The Standish Intermediate Tax Exempt Bond Fund produced a total return of 7.24% for the period after all expenses, in-line with our benchmark performance index (Lehman Muni 3,5,7, and 10-Year Index) return of 7.27%. In addition, the return exceeded that of a peer group of municipal bond funds, as measured by the Lipper Intermediate Muni Bond Fund Index, which returned 7.02%. The Standish Massachusetts Intermediate Tax Exempt Bond Fund returned 7.45%, which compares favorably to both the indices (note that the Massachusetts Fund only invests in double tax exempt Massachusetts bonds, whereas the benchmark indices are "national" in scope).

The last year was characterized by a continuation of the trend of favorable circumstances for most fixed income investments: moderate economic growth and a benign inflationary environment. An important change from the previous year was the impact of Asia on the financial scene. Investors were focused on the economic meltdown in parts of Asia during the fourth quarter of 1997, with interest waning as the New Year started. By the third quarter of 1998, however, Asia was again in the spotlight and "global deflation" was the new watchword on Wall Street. Over the period, interest rates changed to reflect these new perceptions of the economy, with intermediate term municipal yields dropping about 45 basis points.

Intermediate Tax Exempt Bond Fund

The Fund generally tracked the market and outpaced its peer group by a small amount. This reflects the general condition of tight quality spreads and a relative lack of value opportunities when compared to past years. The Fund held a yield advantage above the index, and California and New York holdings continued to perform well. As the fiscal year drew to a close, our healthcare and housing positions lagged the market a bit due to some modest spread widening. The flat yield curve also made it difficult to outperform the benchmark. In sum, we are pleased to have provided a favorable return without accepting the risk that many of our competitors incur, i.e. a substantial interest rate bet.

Intermediate Tax Exempt Bond Fund

Our Massachusetts portfolio exceeded national market returns for the year, helped by our yield advantage, upgrades in the credit rating of the Commonwealth, and generally excellent credit conditions for most of the state's issuers. The Massachusetts market may become more challenging (and present greater opportunity) as the economy slows. The Boston area is more dependent than ever on financial services, and the Commonwealth is facing the challenge of financing the "Big Dig."

In both of our portfolios, we continue to employ a philosophy which emphasizes security selection over predicting the short-term movements of interest rates. This has proven effective over the now nearly six years that we have been managing the Funds. It is a strategy that seeks to minimize volatility for investors while still providing attractive relative returns.

Thank you for your continued support of the Standish Tax Exempt Bond Funds.

Sincerely,


/s/ Maria D. Furman                 /s/ Raymond J. Kubiak

Maria D. Furman                     Raymond J. Kubiak

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

            Comparison of Change in Value of $100,000 Investment in Standish Massachusetts Intermediate Tax Exempt Bond Fund, the Lehman
    Muni 3, 5, 7, and 10 Index, and the Lipper Intermediate Muni Debt Index

  [The following table was originally a line graph in the printed materials.]

                      Standish Massachusetts
                           Intermediate       Lehman Muni   Lipper Intermediate
                          Tax Exempt Fund   3-5-7-10 Index    Muni Debt Index
                          ---------------   --------------    ---------------

Inception 11/2/92             100000            100000            100000
11/30/92                      101305            101290            101680
12/31/92                      102271            102141            102575
1/31/93                       103357            103448            103754
2/28/93                       106612            106241            106867
3/31/93                       105229            105147            105649
4/30/93                       106229            105873            106504
5/31/93                       106517            106201            106856
6/30/93                       108089            107762            108309
7/31/93                       108333            107870            108266
8/31/93                       110126            109552            110193
9/30/93                       111047            110517            111449
10/31/93                      111453            110760            111628
11/30/93                      110850            110106            110947
12/31/93                      112755            111901            112766
1/31/94                       114008            113020            113928
2/28/94                       111819            110906            111512
3/31/94                       108020            108189            108390
4/30/94                       108815            109011            108845
5/31/94                       109620            109633            109705
6/30/94                       109114            109457            109387
7/30/94                       110452            110848            110754
8/30/94                       110814            111335            111175
9/30/94                       109664            110433            110030
10/31/94                      108348            109506            108820
11/30/94                      106924            108290            107198
12/31/94                      108420            109611            108796
1/31/95                       110702            111398            110906
2/28/95                       112714            113593            113213
3/31/95                       113693            114819            114209
4/30/95                       113792            115141            114461
5/31/95                       116267            117870            117150
6/30/95                       115984            117781            116787
7/31/95                       117232            119260            117850
8/31/95                       118537            120521            119005
9/30/95                       119107            120988            119600
10/31/95                      120378            121928            120736
11/30/95                      121656            123148            122016
12/31/95                      122127            123788            122797
1/31/96                       122871            124952            123755
2/29/96                       122408            124636            123371
3/31/96                       121361            123655            122125
4/30/96                       121021            123525            121905
5/31/96                       121211            123407            121881
6/30/96                       122293            124305            122624
7/31/96                       123029            125259            123691
8/31/96                       123036            125350            123703
9/30/96                       124205            126403            124755
10/31/96                      125492            127639            125915
11/30/96                      127445            129528            127741
12/31/96                      127093            129239            127345
1/31/97                       127352            129734            127651
2/28/97                       128291            130704            128582
3/31/97                       126833            129318            127232
4/30/97                       127649            130004            127868
5/31/97                       129137            131538            129352
6/30/97                       130328            132656            130516
7/31/97                       133077            135335            133322
8/31/97                       132137            134523            132242
9/30/97                       133584            135855            133591
10/31/97                      134337            136561            134179
11/30/97                      134970            137043            134674
12/31/97                      136490            138533            136353
1/31/98                       137821            139825            137499
2/28/98                       137821            139982            137540
3/31/98                       137937            140045            137567
4/30/98                       137409            139454            136893
5/31/98                       139331            141301            138728
6/30/98                       139641            141771            139149
8/31/98                       141891            144138            141474
9/30/98                       143530            145737            142974

             Comparison of Change in Value of $100,000 Investment in
           Standish Intermediate Tax Exempt Bond Fund, the Lehman Muni
       3, 5, 7, and 10 Index, and the Lipper Intermediate Muni Debt Index

  [The following table was originally a line graph in the printed materials.]

                      Standish Intermediate   Lehman Muni   Lipper Intermediate
                          Tax Exempt Fund   3-5-7-10 Index    Muni Debt Index
                          ---------------   --------------    ---------------

Inception 11/2/92             100000            100000            100000
11/30/92                      101801            101290            101680
12/31/92                      102793            102141            102575
1/31/93                       104194            103448            103754
2/28/93                       107837            106241            106867
3/31/93                       106346            105147            105649
4/30/93                       107351            105873            106504
5/31/93                       107657            106201            106856
6/30/93                       109142            107762            108309
7/31/93                       109502            107870            108266
8/31/93                       111260            109552            110193
9/30/93                       112344            110517            111449
10/31/93                      112618            110760            111628
11/30/93                      112004            110106            110947
12/31/93                      113872            111901            112766
1/31/94                       114967            113020            113928
2/28/94                       112863            110906            111512
3/31/94                       109373            108189            108390
4/30/94                       110287            109011            108845
5/31/94                       111348            109633            109705
6/30/94                       111196            109457            109387
7/31/94                       112496            110848            110754
8/30/94                       112980            111335            111175
9/30/94                       112274            110433            110030
10/31/94                      111216            109506            108820
11/30/94                      109615            108290            107198
12/31/94                      110830            109611            108796
1/31/95                       112944            111398            110906
2/28/95                       114912            113593            113213
3/31/95                       115946            114819            114209
4/30/95                       116141            115141            114461
5/31/95                       118555            117870            117150
6/30/95                       118214            117781            116787
7/31/95                       119290            119260            117850
8/31/95                       120782            120521            119005
9/30/95                       121480            120988            119600
10/31/95                      122643            121928            120736
11/30/95                      124158            123148            122016
12/31/95                      124848            123788            122797
1/31/96                       125763            124952            123755
2/29/96                       125219            124636            123371
3/31/96                       124321            123655            122125
4/30/96                       124238            123525            121905
5/31/96                       124341            123407            121881
6/30/96                       125453            124305            122624
7/31/96                       126454            125259            123691
8/31/96                       126558            125350            123703
9/30/96                       127879            126403            124755
10/31/96                      129190            127639            125915
11/30/96                      131226            129528            127741
12/31/96                      130795            129239            127345
1/31/97                       131197            129734            127651
2/28/97                       132209            130704            128582
3/31/97                       130777            129318            127232
4/30/97                       131799            130004            127868
5/31/97                       133387            131538            129352
6/30/97                       134662            132656            130516
7/31/97                       137839            135335            133322
8/31/97                       136979            134523            132242
9/30/97                       138456            135855            133591
10/31/97                      139106            136561            134179
11/30/97                      139753            137043            134674
12/31/97                      141349            138533            136353
1/31/98                       142706            139825            137499
2/28/98                       142711            139982            137540
3/31/98                       142681            140045            137567
4/30/98                       142290            139454            136893
5/31/98                       143984            141301            138728
6/30/98                       144514            141771            139149
8/31/98                       146761            144138            141474
9/30/98                       148481            145737            142974

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

                       Management Discussion and Analysis

Small capitalization stocks began the year on the upswing, but since April have turned in one of the weakest performance records in recent history. Not only have small capitalization stocks performed poorly compared to the stocks of larger companies, in absolute terms small caps have declined precipitously. For the full year from October 1, 1997 through September 30, 1998 the Standish Small Cap Tax-Sensitive Equity Fund declined 20.16% compared to a decline of 24.83% for the Russell 2000 Growth Index.

Small cap stocks have underperformed large caps for more than five years, with some notable sharp rallies as exceptions. In calendar year 1998, while earnings forecasts have come down in concert with slower expected economic growth, the stocks have experienced a more extreme correction. Investors have abandoned the new issues market, raising the bar small companies must jump to raise equity capital. Mutual fund cash inflows have slowed and in some weeks were net outflows, offsetting the benefits of a slack IPO market. While these trends may continue in the current risk-averse markets, we believe that small caps have very attractive characteristics.

Small cap companies, while not isolated from world events, are primarily domestic in their operations, can grow earnings more rapidly than large caps, and are often more flexible and entrepreneurial. It is our opinion that small caps are underowned, oversold, neglected, and subject to very low expectations. Over the intermediate term we believe the prospects for small caps are excellent.

Volatility has been above norms and months like August make analysis of performance for the year difficult. Our stock selection made a strong contribution for most of the year, except for the very weakest periods, when the impact of absolute size was of overriding importance. Our focus on smaller companies within the small cap segment of the market has hurt performance during the past year. Our sector emphasis continues to be technology, healthcare, and business services. Our investments in technology include software, the Internet, communications, and media companies. In healthcare we are focused on biotechnology and service companies. Business services include a wide variety of industries: transaction processing, broadcasting, publishing, transportation, and education. We target the highest quality companies, defined by business position, management focus and intensity, balance sheet strength, and competitive advantage. We then look for favorable valuation to initiate an investment position. We are very price sensitive in both investing and profit taking.

The Standish Small Cap investment team is functioning smoothly. Portfolio management responsibilities for this fund are performed by me, while research efforts are led by Drew Beja and Jonathan Stone. We have considerable research expertise in the key sectors mentioned above, and our team approach ensures that every investment receives team review. This summer Sarah Griffin joined our team as our expert in performance attribution, quantitative support, and client liaison. Sarah has been at Standish in various capacities prior to joining the Small Cap team. More recently, Michael Fechter has joined Standish and will be part of the Small Cap team specializing in marketing and client communications. Michael was at Putnam Investments for seven years where he specialized in client service.

In closing, it is important to remind you of the volatility of small cap investments, particularly in the growth part of the small cap market. We attempt to offset this volatility through diversification, sector concentration limits, and particular attention to business quality, balance sheet strength, and stock valuation. Nonetheless, we are typically fully invested and therefore are broadside to market volatility in the small cap arena. We remain optimistic about the outlook for small cap stocks despite the recent challenges. We are very appreciative of your support and thank you for your interest in the Standish Small Cap Tax-Sensitive Equity Fund.

Sincerely,


/s/ Nicholas S. Battelle

Nicholas S. Battelle

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

             Comparison of Change in Value of $100,000 Investment in
   Standish Small Capitalization Tax-Sensitive Equity Fund, the S&P 500 Index, the Russell 2000 Index, and the Russell 2000 Growth Index

  [The following table was originally a line graph in the printed materials.]

                  Standish Small
                  Capitalization
                  Tax Sensitive    Russell 2000                    Russell 2000
                   Equity Fund        Index       S&P 500 Index    Growth Index
                   -----------        -----       -------------    ------------

                     100000          100000           100000          100000
1/31/96               99750           99892           103404           99172
2/29/96              102750          103006           104363          103694
3/31/96              107550          105135           105368          105744
4/30/96              120900          110756           106921          113862
5/31/96              128800          115121           109678          119701
6/30/96              120750          110394           110096          111923
7/31/96              104386          100753           105232           98259
8/31/96              113194          106602           107451          105534
9/30/96              117948          110768           113499          110969
10/31/96             111292          109061           116629          106181
11/30/96             112994          113555           125445          109134
12/31/96             121231          116531           122960          111262
1/31/97              126141          118859           130642          114042
2/28/97              117174          115977           131667          107155
3/31/97              108557          110504           126237           99593
4/30/97              108407          110812           133781           98438
5/31/97              125990          123146           141929          113233
6/30/97              135058          128429           148287          118090
7/31/97              142221          134400           160091          124137
8/31/97              146880          137478           151126          126757
9/30/97              163362          147542           159407          136873
10/31/97             151990          141060           154083          128652
11/30/97             152491          140147           161217          125585
12/31/97             149858          142600           163986          125655
1/31/98              147189          140350           165799          123979
2/28/98              161188          150727           177758          134925
3/31/98              168288          156943           186861          140585
4/30/98              174432          157811           188741          141447
5/31/98              161188          159311           185496          131171
6/30/98              163625          149625           193031          132511
8/31/98              117127          110808           163365           93417
9/30/98              130421          119484           173830          102889

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

                       Management Discussion and Analysis

Returns from the stocks of U.S. companies have been quite turbulent over the last twelve months. In this environment, the Tax-Sensitive Equity Fund trailed the Standard and Poor's 500 Index, declining 7.13% versus a 9.05% rise for the index.

Through much of the last twelve months, the economic environment remained quite supportive for equity investing with high consumer optimism, low inflation and steady economic growth. But by the end of summer, Russia had virtually defaulted on its debt, Japan seemed incapable of curing a sick banking system and our own economic growth seemed more precarious. Capital markets, at very high valuations, began to react predictably, with price declines and a flight by investors to more comfortable assets.

Ordinarily, investors agonize over stock selection and the weightings given to individual economic sectors within their portfolios. Indeed, our fund had its stocks with outstanding performance over the last twelve months invested in healthcare stocks, Schering Plough and Watson Pharmaceutical up 103% and 71% respectively, while takeover candidates like Allied Group and American Bankers returned over 50% for the period. Yet capitalization, that is the dollar value of a company's stock in the stock market, and not stock selection or sector weighting, has been the single most important influence on returns. The bigger a company, the more investors have felt comfortable owning its shares.

A very narrow group of large U.S. companies have had outstanding results, while the rest of the market has drifted downward. While the S&P managed a 9.05% return over the past 12 months, the S&P Mid Cap Index declined 6.18% while the even smaller cap Russell 2000 Index was off 19.02%.

We believe that markets, using size as the important measure of safety, have driven these largest capitalization stocks to excessively high valuations. Our portfolio is comprised of 57 companies with earnings growth which exceeds the broad market by 37% per year, while selling at a combined price/earnings ratio which is at a 34% discount to the market. We sincerely believe our stocks will reward investors over a longer run and we have no intention of throwing in our lot with the current fashion.

We are happy to report that, as of September 30, our Fund had no realized capital gains to distribute to our shareholders.

We appreciate your support.

Sincerely,


/s/ Laurence A. Manchester

Laurence A. Manchester

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

             Comparison of Change in Value of $100,000 Investment in
            Standish Tax-Sensitive Equity Fund and the S&P 500 Index

  [The following table was originally a line graph in the printed materials.]

                           Standish Tax
                       Sensitive Equity Fund    S&P 500 Index
                       ---------------------    -------------
                              100000               100000
1/31/96                       103400               103404
2/29/96                       105950               104363
3/31/96                       106600               105368
4/30/96                       109050               106921
5/31/96                       110950               109678
6/30/96                       110250               110096
7/31/96                       105763               105232
8/31/96                       111813               107451
9/30/96                       118971               113499
10/31/96                      120836               116629
11/30/96                      129608               125445
12/31/96                      130612               122960
1/31/97                       137675               130642
2/28/97                       138227               131667
3/31/97                       134369               126257
4/30/97                       140511               133781
5/31/97                       151425               141929
6/30/97                       157671               148287
7/31/97                       173188               160091
8/31/97                       169870               151126
9/30/97                       179875               159407
10/31/97                      174362               154083
11/30/97                      178547               160953
12/31/97                      180077               163986
1/31/98                       180231               165799
2/28/98                       195446               177758
3/31/98                       208100               186861
4/30/98                       207230               188741
5/31/98                       202209               185496
6/30/98                       204522               193031
8/31/98                       161191               163365
9/30/98                       167051               173830

                     Standish, Ayer & Wood Investment Trust

                      Statements of Assets and Liabilities
                               September 30, 1998
--------------------------------------------------------------------------------

                                                  Massachusetts
                                                   Intermediate      Intermediate       Small Cap
                                                 Tax Exempt Bond      Tax Exempt      Tax-Sensitive    Tax-Sensitive
                                                       Fund            Bond Fund       Equity Fund     Equity Fund
                                                 -----------------  --------------    --------------   -------------
Assets
   Investments at value (Note 1A)*                 $ 52,849,641      $ 80,887,226     $  67,114,032     $ 31,645,132
   Receivable for investments sold                           --         1,738,169           656,752               --
   Receivable for Fund shares sold                      156,849           150,000                --            1,249
   Interest and dividends receivable                    740,813         1,177,440            15,055           39,830
   Deferred organization costs (Note 1E)                     --                --             8,525            8,534
   Prepaid expenses                                       2,267             2,623             2,146            1,375
                                                   -------------     -------------    --------------    -------------
       Total assets                                  53,749,570        83,955,458        67,796,510       31,696,120

Liabilities
   Payable for investments purchased                         --         2,483,468         1,294,226               --
   Payable for when-issued securities (Note 8)               --         2,705,805                --               --
   Payable for Fund shares redeemed                          --             5,000                --            1,249
   Distribution payable                                 108,039           137,023                --               --
   Due to custodian                                          --             1,000                --               --
   Accrued trustees' fees and expenses (Note 3)           1,597             2,055             1,202            1,674
   Accrued accounting, custody and
       transfer agent fees                               12,211            12,480            11,464            8,840
   Accrued expenses and other liabilities                27,667            29,451            31,336           25,751
                                                   -------------     -------------    --------------    -------------
       Total liabilities                                149,514         5,376,282         1,338,228           37,514
                                                   -------------     -------------    --------------    -------------
Net Assets                                         $ 53,600,056      $ 78,579,176     $  66,458,282     $ 31,658,606
                                                   =============     =============    ==============    =============
Net Assets consist of:
   Paid-in capital                                 $ 51,669,781      $ 74,983,272     $  68,626,416     $ 32,498,485
   Accumulated undistributed net investment
      income                                              1,180             8,266                --           62,979
   Accumulated net realized gain (loss)                (276,487)          453,994        (1,451,487)        (847,933)
   Net unrealized appreciation (depreciation)         2,205,582         3,133,644          (716,647)         (54,925)
                                                   -------------     -------------    --------------    -------------
Total Net Assets                                   $ 53,600,056      $ 78,579,176     $  66,458,282     $ 31,658,606
                                                   =============     =============    ==============    =============

Shares of beneficial interest outstanding             2,460,826         3,523,504         2,567,161          974,125
                                                   =============     =============    ==============    =============

Net Asset Value, offering price and
redemption price per share
   (Net Assets/Shares outstanding)                 $      21.78      $      22.30     $       25.89     $      32.50
                                                   =============     =============    ==============    =============

* Identified cost of investments                   $ 50,644,059      $ 77,753,582     $  67,830,679     $ 31,700,057
                                                   =============     =============    ==============    =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust

                            Statements of Operations
                      For the Year Ended September 30, 1998
--------------------------------------------------------------------------------

                                                    Massachusetts
                                                     Intermediate      Intermediate        Small Cap
                                                      Tax Exempt        Tax Exempt       Tax-Sensitive    Tax-Sensitive
                                                       Bond Fund         Bond Fund        Equity Fund      Equity Fund
                                                    ---------------   --------------     --------------   --------------
Investment Income
   Interest income                                   $ 2,264,228      $ 3,324,174     $      84,461     $     32,451
   Dividend income                                            --               --            33,224          295,883
                                                     ------------     ------------    --------------    -------------
       Total investment income                         2,264,228        3,324,174           117,685          328,334

Expenses
   Investment advisory fee (Note 3)                      179,308          264,680           291,323          128,459
   Accounting, custody and transfer agent fees            92,044           98,860            93,781           61,823
   Audit services                                         29,660           30,562            27,452           25,747
   Legal fees                                              9,385            9,475             9,029            7,662
   Trustees' fees and expenses (Note 3)                    8,497           10,665             8,564            9,217
   Insurance expense                                       5,081            5,880             4,423            2,794
   Registration fees                                       3,825           21,016            24,499           20,771
   Administration fees                                     3,286            4,314             3,139            1,646
   Amortization of organization expenses (Note 1E)           234              309             3,774            3,774
   Miscellaneous                                          11,169           12,278             7,420            7,960
                                                     ------------     ------------    --------------    -------------
       Total expenses                                    342,489          458,039           473,404          269,853

Deduct --
   Waiver of investment advisory fee (Note 3)            (51,114)         (27,935)         (109,263)        (128,459)
   Reimbursement of Fund operating expenses (Note 3)          --               --                --          (12,935)
                                                     ------------     ------------    --------------    -------------
       Total waiver of investment advisory fee
       and reimbursement of operating expenses           (51,114)         (27,935)         (109,263)        (141,394)
                                                     ------------     ------------    --------------    -------------
       Net expenses                                      291,375          430,104           364,141          128,459
                                                     ------------     ------------    --------------    -------------
          Net investment income (loss)                 1,972,853        2,894,070          (246,456)         199,875
                                                     ------------     ------------    --------------    -------------

Realized and Unrealized Gain (Loss) on Investments
   Net realized gain (loss)
       Investment security transactions                  123,931          589,639        (1,446,306)        (726,922)
       Financial futures contracts                        14,412               --                --               --
                                                     ------------     ------------    --------------    -------------
          Net realized gain (loss)                       138,343          589,639        (1,446,306)        (726,922)

   Change in unrealized appreciation (depreciation)
       Investment securities                           1,178,301        1,186,782        (9,201,341)      (3,234,659)
       Financial futures contracts                        (8,940)              --                --               --
                                                     ------------     ------------    --------------    -------------
          Net change in unrealized appreciation
          (depreciation)                               1,169,361        1,186,782        (9,201,341)      (3,234,659)
                                                     ------------     ------------    --------------    -------------
       Net realized and unrealized gain (loss)         1,307,704        1,776,421       (10,647,647)      (3,961,581)
                                                     ------------     ------------    --------------    -------------

Net Increase (Decrease) in Net Assets from
Operations                                           $ 3,280,557      $ 4,670,491     $ (10,894,103)    $ (3,761,706)
                                                     ============     ============    ==============    =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                      Year Ended                Year Ended
                                                                  September 30, 1998        September 30, 1997
                                                                 --------------------      --------------------
Increase (decrease) in Net Assets
From Investment Operations
   Net investment income                                             $ 1,972,853              $ 1,618,620
   Net realized gain                                                     138,343                  172,925
   Change in net unrealized appreciation
      (depreciation)                                                   1,169,361                  724,286
                                                                     ------------             ------------
      Net increase in Net Assets from Investment
      Operations                                                       3,280,557                2,515,831
                                                                     ------------             ------------

Distributions to Shareholders
   From net investment income                                         (1,972,853)              (1,618,620)
                                                                     ------------             ------------
      Total distributions to shareholders                             (1,972,853)              (1,618,620)
                                                                     ------------             ------------

Fund Share (principal) Transactions (Note 5)
   Net proceeds from sale of shares                                   18,573,069               13,888,372
   Value of shares issued to shareholders in payment
      of distributions declared                                          831,218                  636,463
   Cost of shares redeemed                                            (5,512,563)              (9,157,501)
                                                                     ------------             ------------
      Increase in Net Assets from Fund share
      transactions                                                    13,891,724                5,367,334
                                                                     ------------             ------------

Total Increase in Net Assets                                          15,199,428                6,264,545

Net Assets
   At beginning of year                                               38,400,628               32,136,083
                                                                     ------------             ------------

   At end of year (including accumulated undistributed
      net investment income of $1,180 and $0, respectively)          $53,600,056              $38,400,628
                                                                     ============             ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                      Year Ended               Year Ended
                                                                  September 30, 1998       September 30, 1997
                                                                 ---------------------    ---------------------
Increase (decrease) in Net Assets
From Investment Operations
   Net investment income                                             $  2,894,070              $ 2,055,758
   Net realized gain                                                      589,639                  194,930
   Change in net unrealized appreciation
      (depreciation)                                                    1,186,782                1,302,656
                                                                     -------------             ------------
      Net increase in Net Assets from Investment
        Operations                                                      4,670,491                3,553,344
                                                                     -------------             ------------

Distributions to Shareholders
   From net investment income                                          (2,894,070)              (2,055,758)
   From net realized gain                                                (151,703)                 (61,613)
                                                                     -------------             ------------
      Total distributions to shareholders                              (3,045,773)              (2,117,371)
                                                                     -------------             ------------

Fund Share (principal) Transactions (Note 5)
   Net proceeds from sale of shares                                    40,952,159               23,342,391
   Value of shares issued to shareholders in payment
      of distributions declared                                         1,514,041                  828,068
   Cost of shares redeemed                                            (18,235,034)              (7,725,852)
                                                                     -------------             ------------
      Increase in Net Assets from Fund share
        transactions                                                   24,231,166               16,444,607
                                                                     -------------             ------------

Total Increase in Net Assets                                           25,855,884               17,880,580

Net Assets
   At beginning of year                                                52,723,292               34,842,712
                                                                     -------------             ------------

   At end of year (including accumulated undistributed
      net investment income of $8,266 and $8,268, respectively)       $78,579,176              $52,723,292
                                                                     =============             ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                      Year Ended                Year Ended
                                                                  September 30, 1998        September 30, 1997
                                                                 ---------------------      --------------------
Increase (decrease) in Net Assets
From Investment Operations
   Net investment income (loss)                                       $   (246,456)             $    14,061
   Net realized gain (loss)                                             (1,446,306)                 454,628
   Change in unrealized appreciation (depreciation)                     (9,201,341)               8,125,678
                                                                      -------------             ------------
      Net increase (decrease) in Net Assets from
      Investment Operations                                            (10,894,103)               8,594,367
                                                                      -------------             ------------

Distributions to Shareholders
   From net investment income                                               (7,582)                 (11,664)
   From net realized gains on investments                                 (170,781)                      --
                                                                      -------------             ------------
      Total distributions to shareholders                                 (178,363)                 (11,664)
                                                                      -------------             ------------

Fund Share (principal) Transactions (Note 5)
   Net proceeds from sale of shares                                     54,482,660               18,625,615
   Value of shares issued to shareholders in payment of
      distributions declared                                               164,809                    9,364
   Cost of shares redeemed                                              (9,877,238)              (1,353,032)
                                                                      -------------             ------------
      Net increase in Net Assets from Fund share
        transactions                                                    44,770,231               17,281,947
                                                                      -------------             ------------

Total Increase in Net Assets                                            33,697,765               25,864,650

Net Assets
   At beginning of year                                                 32,760,517                6,895,867
                                                                      -------------             ------------

   At end of year (including accumulated undistributed
      net investment income of $0 and $7,577, respectively)            $66,458,282               $32,760,517
                                                                      =============             ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                       Year Ended                Year Ended
                                                                   September 30, 1998        September 30, 1997
                                                                  ---------------------      --------------------
Increase (decrease) in Net Assets
From Investment Operations
   Net investment income                                              $   199,875              $    85,363
   Net realized gain (loss)                                              (726,922)                 (99,250)
   Change in unrealized appreciation (depreciation)                    (3,234,659)               2,866,460
                                                                      ------------             ------------
      Net increase (decrease) in Net Assets from
      Investment Operations                                            (3,761,706)               2,852,573
                                                                      ------------             ------------

Distributions to Shareholders
   From net investment income                                            (161,305)                 (73,042)
                                                                      ------------             ------------
      Total distributions to shareholders                                (161,305)                 (73,042)
                                                                      ------------             ------------

Fund Share (principal) Transactions (Note 5)
   Net proceeds from sale of shares                                    26,303,287                7,241,231
   Value of shares issued to shareholders in payment of
      distributions declared                                              139,790                   61,187
   Cost of shares redeemed                                             (3,680,400)                (105,951)
                                                                      ------------             ------------
      Net increase in Net Assets from Fund share
        transactions                                                   22,762,677                7,196,467
                                                                      ------------             ------------

Total Increase in Net Assets                                           18,839,666                9,975,998

Net Assets
   At beginning of year                                                12,818,940                2,842,942
                                                                      ------------             ------------

   At end of year (including accumulated undistributed
      net investment income of $62,979 and $24,409,
      respectively)                                                   $31,658,606              $12,818,940
                                                                      ============             ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                    Year Ended September 30,            Year Ended December 31,
                                                ----------------------------------  --------------------------------
                                                  1998        1997        1996 (1)    1995       1994        1993
                                                ---------   ---------   ---------   ---------  ---------   ---------

Net Asset Value, Beginning of Year              $  21.18    $  20.63    $  21.02    $  19.55   $  21.31    $  20.32
                                                ---------   ---------   ---------   ---------  ---------   ---------

Investment Operations
   Net investment income *                          0.94        0.97        0.74        0.94       0.94        0.92
   Net realized and unrealized gain (loss)
      on investments                                0.60        0.55       (0.39)       1.47      (1.75)       1.13
                                                ---------   ---------   ---------   ---------  ---------   ---------
Total from investment operations                    1.54        1.52        0.35        2.41      (0.81)       2.05
                                                ---------   ---------   ---------   ---------  ---------   ---------

Less distributions to shareholders
   From net investment income                      (0.94)      (0.97)      (0.74)      (0.94)     (0.94)      (0.92)
   From net realized gains on investments             --          --          --          --      (0.01)      (0.14)
                                                ---------   ---------   ---------   ---------  ---------   ---------
Total distributions to shareholders                (0.94)      (0.97)      (0.74)      (0.94)     (0.95)      (1.06)
                                                ---------   ---------   ---------   ---------  ---------   ---------
Net Asset Value, End of Year                    $  21.78    $  21.18    $  20.63    $  21.02   $  19.55    $  21.31
                                                =========   =========   =========   =========  =========   =========

Total Return                                        7.45%       7.55%       1.70%      12.64%     (3.84)%     10.24%

Ratios/Supplemental Data
   Expenses (to average daily net assets)*          0.65%       0.65%       0.65%+      0.65%      0.65%       0.65%
   Net investment income (to average daily
      net assets)*                                  4.40%       4.67%       4.78%+      4.71%      4.67%       4.35%

   Portfolio Turnover                                 19%         25%         35%         77%        84%         94%

   Net Assets, End of Year (000's omitted)       $53,600     $38,401     $32,136     $32,565    $27,776     $29,627

---------------------------------------------
*  The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. In the absence of this agreement, the net investment income per share and the ratios would have been:

   Net investment income per share                $ 0.92      $ 0.95      $ 0.72      $ 0.95     $ 0.91      $ 0.86
   Ratios (to average net assets):
      Expenses                                      0.77%       0.75%       0.73%+      0.72%      0.78%       0.95%
      Net investment income                         4.28%       4.57%       4.70%+      4.64%      4.54%       4.05%

(1) For the nine months ended September 30, 1996.
+   Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                       Year Ended September 30,           Year Ended December 31,
                                                  ---------------------------------   ------------------------------
                                                     1998        1997      1996 (1)     1995       1994       1993
                                                   --------   ---------   --------    --------  ---------  ---------

Net Asset Value, Beginning of Year                 $ 21.78    $  21.12    $ 21.40     $ 19.91   $  21.44   $  20.42
                                                   --------   ---------   --------    --------  ---------  ---------

Investment Operations
   Net investment income *                            0.96        1.01       0.79        0.98       0.95       0.93
   Net realized and unrealized gain (loss) on
      investments                                     0.58        0.74      (0.28)       1.49      (1.51)      1.24
                                                   --------   ---------   --------    --------  ---------  ---------
Total from investment operations                      1.54        1.75       0.51        2.47      (0.56)      2.17
                                                   --------   ---------   --------    --------  ---------  ---------

Less distributions to shareholders
   From net investment income                        (0.96)      (1.01)     (0.79)      (0.98)     (0.95)     (0.93)
   From net realized gains on investments            (0.06)      (0.08)        --          --      (0.02)     (0.22)
                                                   --------   ---------   --------    --------  ---------  ---------
Total distributions to shareholders                  (1.02)      (1.09)     (0.79)      (0.98)     (0.97)     (1.15)
                                                   --------   ---------   --------    --------  ---------  ---------
Net Asset Value, End of Year                       $ 22.30    $  21.78    $ 21.12     $ 21.40   $  19.91   $  21.44
                                                   ========   =========   ========    ========  =========  =========

Total Return                                          7.24%       8.27%      2.43%      12.65%     (2.68)%    10.78%

Ratios/Supplemental Data
   Expenses (to average daily net assets)*            0.65%       0.65%      0.65%+      0.65%      0.65%      0.65%
   Net investment income (to average daily net
      assets)*                                        4.37%       4.74%      4.99%+      4.75%      4.62%      4.36%

   Portfolio Turnover                                   29%         23%        43%        140%       157%       126%

   Net Assets, End of Year (000's omitted)         $78,579    $ 52,723    $34,843     $32,865   $ 20,514   $ 17,132

---------------------
*  The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. In the absence of this agreement, the net investment income per share and the ratios would have been:

   Net investment income per share                 $  0.95    $   0.99    $  0.76     $  0.95   $   0.90   $   0.85
   Ratios (to average net assets):
      Expenses                                        0.69%       0.74%      0.82%+      0.79%      0.89%      1.15%
      Net investment income                           4.33%       4.65%      4.82%+      4.61%      4.38%      3.86%

(1) For the nine months ended September 30, 1996.
+   Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                          Year Ended September 30,
                                                             ---------------------------------------------------
                                                               1998 (1)              1997               1996 (2)
                                                              --------             --------            -------
Net Asset Value, Beginning of Year                            $ 32.61              $ 23.57             $20.00
                                                              --------             --------            -------

Investment Operations
   Net investment income (loss) *                               (0.15)                0.02               0.04
   Net realized and unrealized gain (loss) on
      investments                                               (6.42)                9.05               3.55
                                                              --------             --------            -------
Total from investment operations                                (6.57)                9.07               3.59
                                                              --------             --------            -------

Less distributions to shareholders
   From net investment income                                   (0.01)               (0.03)             (0.02)
   From net realized gains on investments                       (0.14)                  --                 --
                                                              --------             --------            -------
Total distributions to shareholders                             (0.15)               (0.03)             (0.02)
                                                              --------             --------            -------
Net Asset Value, End of Year                                  $ 25.89              $ 32.61             $23.57
                                                              ========             ========            =======

Total Return                                                   (20.16)%              38.50%             17.95%

Ratios/Supplemental Data
   Expenses (to average daily net assets)*                       0.75%                0.21%              0.00%+
   Net investment income (loss) (to average daily
      net assets) *                                             (0.51)%               0.08%              0.41%+

   Portfolio Turnover                                             102%                 102%                57%

   Net Assets, End of Year (000's omitted)                    $66,458              $32,761             $6,896

---------------------
*  The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. In the absence of this agreement, the net investment income per share and the ratios would have been:

   Net investment loss per share                              $ (0.22)             $ (0.16)            $(0.28)
   Ratios (to average daily net assets):
      Expenses                                                   0.97%                1.24%              3.45%+
      Net investment loss                                       (0.73)%              (0.95)%            (3.04)%+

(1) Calculated based on average shares outstanding.
(2) For the period January 2, 1996, commencement of operations, to September 30, 1996.
+   Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                         Year Ended September 30,
                                                             --------------------------------------------------
                                                              1998 (1)             1997 (1)            1996 (2)
                                                              --------             --------            -------
Net Asset Value, Beginning of Year                            $ 35.24              $ 23.60             $20.00
                                                              --------             --------            -------

Investment Operations
   Net investment income *                                       0.29                 0.39               0.28
   Net realized and unrealized gain (loss) on
      investments                                               (2.77)               11.58               3.50
                                                              --------             --------            -------
Total from investment operations                                (2.48)               11.97               3.78
                                                              --------             --------            -------

Less distributions to shareholders
   From net investment income                                   (0.26)               (0.33)             (0.18)
                                                              --------             --------            -------
Total distributions to shareholders                             (0.26)               (0.33)             (0.18)
                                                              --------             --------            -------
Net Asset Value, End of Year                                  $ 32.50              $ 35.24             $23.60
                                                              ========             ========            =======

Total Return                                                    (7.13)%              51.19%             18.97%

Ratios/Supplemental Data
   Expenses (to average daily net assets)*                       0.50%                0.20%              0.00%+
   Net investment income (to average daily net
      assets)*                                                   0.78%                1.31%              2.27%

   Portfolio Turnover                                              33%                  25%                17%

   Net Assets, End of Year (000's omitted)                    $31,659              $12,819             $2,843

---------------------
*  The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. In the absence of this agreement, the net investment income per share and the ratios would have been:

   Net investment income (loss) per share                     $  0.09             $ (0.07)            $ (0.36)
   Ratios (to average daily net assets):
      Expenses                                                   1.05%               1.73%               5.15%+
      Net investment income (loss)                               0.23%              (0.22)%             (2.88)%+

(1) Calculated based on average shares outstanding.
(2) For the period January 2, 1996, commencement of operations, to September 30, 1996.
+   Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                               Par          Value
Security                                                    Rate            Maturity          Value       (Note 1A)
---------------------------------------------------------------------------------------------------------------------
BONDS -- 95.6%

General Obligations -- 23.3%
Amesbury MA State Qualified                                 5.30%           06/01/2003      $  750,000   $   785,618
Brockton MA State Qualified                                 5.55%           12/15/2003         270,000       288,225
Brockton MA State Qualified                                 5.65%           12/15/2004         300,000       323,625
Brockton MA State Qualified                                 5.70%           06/15/2002         160,000       169,400
Brockton MA State Qualified                                 6.13%           06/15/2018         250,000       268,438
Commonwealth of Massachusetts                               7.50%           06/01/2004         700,000       811,125
Commonwealth of Massachusetts                               5.40%           11/01/2006         600,000       657,000
Commonwealth of Massachusetts                               5.00%           11/01/2009       1,000,000     1,057,500
Lawrence MA State Qualified                                 5.00%           09/15/2002         250,000       260,313
Lawrence MA State Qualified                                 5.13%           09/15/2003       1,500,000     1,576,875
Mass St College Bldg Authority Project                      7.50%           05/01/2006         500,000       615,625
Mass St College Bldg Authority Project                      7.50%           05/01/2007         450,000       563,063
Mass State Conservation Loan                                5.25%           08/01/2009       1,100,000     1,193,500
Massachusetts Bay Transportation Authority                  6.25%           03/01/2004         475,000       529,031
Massachusetts Bay Transportation Authority                  6.00%           03/01/2005         550,000       612,563
Massachusetts St Govt Ld Bk                                 5.25%           02/01/2007       1,000,000     1,082,500
Peabody MA                                                  5.00%           08/01/2008         500,000       536,875
University of Mass Building Authority State Guarantee       6.63%           05/01/2007       1,000,000     1,176,250
                                                                                                         ------------
Total General Obligations (Cost $11,783,601)                                                              12,507,526
                                                                                                         ------------

Government Backed -- 1.2%
Mass HEFA Charlton Hospital                                 7.00%           07/01/2000         300,000       316,875
Mass HEFA Melrose Wakefield Hospital                        6.35%           07/01/2006         310,000       353,400
                                                                                                         ------------
Total Government Backed (Cost $618,385)                                                                      670,275
                                                                                                         ------------

Housing Revenue -- 10.1%
Mass HFA Residential Development FNMA                       6.88%           11/15/2011       2,000,000     2,195,000
Mass HFA Residential Development FNMA                       7.60%           12/01/2014         490,000       516,950
Mass HFA Residential Development FNMA                       6.50%           12/01/2014         325,000       335,969
Massachusetts St Housing Finance Agency                     6.30%           10/01/2013         950,000     1,011,750
Massachusetts St Housing Finance Agency                     6.25%           11/15/2012       1,000,000     1,082,500
Massachusetts St Housing Finance Agency                     5.75%           12/01/2017         270,000       270,000
                                                                                                         ------------
Total Housing Revenue (Cost $5,300,216)                                                                    5,412,169
                                                                                                         ------------

Insured Bond -- 31.4%
Brockton MA MBIA                                            6.00%           04/01/2007       1,010,000     1,148,875
Chelsea MA AMBAC                                            7.00%           06/15/2003         265,000       300,444
Chelsea MA School District AMBAC                            6.00%           06/15/2004         750,000       829,688
Commonwealth of Massachusetts MBIA                          6.90%           10/01/2000         200,000       210,356
Holyoke MA FSA                                              6.00%           06/15/2006         600,000       678,000
Holyoke MA FSA                                              6.00%           06/15/2007         800,000       912,000
Holyoke MA FSA                                              5.25%           08/01/2008         485,000       526,831
Lynn MA MBIA                                                5.00%           06/01/2006         485,000       515,919
Mass HEFA Cath Health AMBAC                                 5.00%           11/15/2007         300,000       315,375
Mass HEFA Hallmark Health FSA                               5.25%           07/01/2007       1,000,000     1,071,250

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                               Par          Value
Security                                                    Rate            Maturity          Value       (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Insured Bond (continued)
Mass HEFA Harvard Pilgrim FSA                               5.00%           07/01/2005      $1,000,000   $ 1,057,500
Mass HEFA Harvard Pilgrim FSA                               5.25%           07/01/2006       1,100,000     1,178,375
Mass HEFA Mass Eye and Ear ACA                              5.00%           07/01/2005         660,000       689,700
Mass HEFA NE Medical FGIC                                   6.00%           07/01/2003         500,000       543,125
Mass HEFA Northeastern University MBIA                      5.50%           10/01/2009         500,000       555,000
Mass HEFA Partners FSA                                      5.50%           07/01/2007         635,000       696,119
Mass IFA Suffolk University AMBAC                           5.50%           07/01/2008         500,000       549,375
Massachusetts Bay Transportation Authority FSA              5.25%           03/01/2012         500,000       525,625
Massachusetts Port Authority MBIA                           5.75%           07/01/2007         500,000       550,000
Nantucket MA MBIA                                           4.75%           07/01/2007         250,000       259,688
Nantucket MA MBIA                                           6.00%           07/15/2007         400,000       456,500
New Bedford MA AMBAC                                        6.00%           10/15/2005         575,000       646,156
Springfield MA AMBAC                                        6.25%           08/01/2006       1,000,000     1,148,750
Springfield MA AMBAC                                        5.65%           09/01/2007         700,000       782,250
Worcester Mass Municipal Purp Ln FSA                        5.25%           07/01/2007         610,000       662,613
                                                                                                         ------------
Total Insured Bond (Cost $16,031,267)                                                                     16,809,514
                                                                                                         ------------

Lease Revenue -- 2.0%
Puerto Rico Housing Bank Appropriation                      5.13%           12/01/2004         250,000       261,875
Puerto Rico Housing Bank Appropriation                      5.13%           12/01/2005         750,000       788,438
                                                                                                         ------------
Total Lease Revenue (Cost $985,511)                                                                        1,050,313
                                                                                                         ------------

LOC GIC -- 4.8%
Mass IFA Amesbury LOC: State Street                         5.35%           09/01/2005         365,000       375,494
Mass IFA Human Development LOC:  Shawmut                    6.25%           04/15/2009         720,000       751,500
Mass IFA Orchard Cove Project LOC:  Fleet National Bank     5.00%           05/01/2026         415,000       426,931
Northborough MA IFA LOC:  Bank of Boston                    5.75%           09/01/2002       1,015,000     1,029,332
                                                                                                         ------------
Total LOC GIC (Cost $2,520,927)                                                                            2,583,257
                                                                                                         ------------

Revenue Bonds -- 21.8%
Mass Educational Loan Authority                             5.25%           07/01/1999         370,000       373,608
Mass HEFA Cape Cod Healthcare                               5.13%           11/15/2009         600,000       615,750
Mass HEFA Central New England Health Systems                5.75%           08/01/2003         500,000       511,250
Mass HEFA Jordan Hospital                                   5.00%           10/01/2005         325,000       334,344
Mass HEFA Jordan Hospital                                   5.00%           10/01/2008         665,000       683,288
Mass HEFA Milford Hospital                                  5.25%           07/15/2007         600,000       620,250
Mass HEFA Youville Hospital HFA Secured                     6.13%           02/15/2015         735,000       796,556
Mass IFA Berkshire Retirement Development                   5.13%           07/01/2018         530,000       535,963
Mass IFA Brooks School                                      5.60%           07/01/2005         245,000       263,988
Mass IFA Brooks School                                      5.90%           07/01/2013         410,000       434,600
Mass IFA Clark University                                   6.45%           07/01/2001         300,000       319,875
Mass IFA Loomis Project                                     6.50%           07/01/2002         350,000       361,564
Mass IFA Resource Recovery                                  6.15%           07/01/2002       1,000,000     1,063,750
Mass IFA Resource Recovery                                  4.80%           12/01/2004       1,000,000     1,003,750
Mass IFA Wentworth Institute                                5.05%           10/01/2005         290,000       297,613
Mass IFA Wentworth Institute                                5.10%           10/01/2006         305,000       313,006
Mass Water Resource Authority                               7.25%           04/01/2001         200,000       214,250

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                               Par          Value
Security                                                    Rate            Maturity          Value       (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Revenue Bonds (continued)
Mass Water Resource Authority                               5.25%           03/01/2013      $  500,000   $   519,375
Massachusetts Port Authority                                5.75%           07/01/2012         700,000       788,375
Massachusetts State Water Resources Authority               7.00%           04/01/1999          20,000        20,351
Massachusetts Water Pollution Trust                         5.25%           02/01/2008         500,000       542,500
New England Loan Marketing MA Student Loan                  5.80%           03/01/2002       1,005,000     1,061,531
                                                                                                         ------------
Total Revenue Bonds (Cost $11,277,269)                                                                    11,675,537
                                                                                                         ------------

Special Revenues -- 1.0%
Massachusetts Grant Anticipation Notes                      5.00%           12/15/2005         500,000       532,500
                                                                                                         ------------
Total Special Revenues (Cost $518,333)                                                                       532,500
                                                                                                         ------------

TOTAL BONDS (COST $49,035,509)                                                                            51,241,091
                                                                                                         ------------

SHORT-TERM INVESTMENTS -- 3.0%

Short Term Bonds -- 2.6%
Mass HEFA Newton Weekly MBIA                                3.07%           07/01/2025+      1,400,000     1,400,000
                                                                                                         ------------

Total Short Term Bonds (Cost $1,400,000)                                                                   1,400,000
                                                                                                         ------------

Repurchase Agreements -- 0.4%
Prudential-Bache Repurchase Agreement, dated 9/30/98, due 10/1/98, with a maturity value of $208,577 and an effective yield of 4.75%, collateralized by a
U.S. Government Agency Obligation with a rate of 8.00%, a maturity date of
12/01/26 and an aggregate market value of $213,347.                                                          208,550
                                                                                                         ------------

Total Repurchase Agreements (Cost $208,550)                                                                  208,550
                                                                                                         ------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,608,550)                                                             1,608,550
                                                                                                         ------------

TOTAL INVESTMENTS-- 98.6% (COST $50,644,059)                                                             $52,849,641

Other Assets, Less Liabilities-- 1.4%                                                                        750,415
                                                                                                         ------------

NET ASSETS-- 100%                                                                                        $53,600,056
                                                                                                         ============

Notes to the Schedule of Investments:

ACA - American Capital Access Corp.
AMBAC - American Municipal Bond Assurance Corp.
FSA - Financial Security Association
HEFA - Health & Educational Facilities Authority
HFA - Housing Finance Authority
MBIA - Municipal Bond Insurance Association
FGIC - Financial Guaranty Insurance Co.
FNMA - Federal National Mortgagage Association
IFA - Industrial Finance Authority
LOC - Letter of Credit
GIC - Guaranteed Investment Contract

+ Date shown reflects actual maturity date. Security puttable on a weekly basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                            Par            Value
Security                                                  Rate           Maturity          Value         (Note 1A)
---------------------------------------------------------------------------------------------------------------------
BONDS -- 100.0%

General Obligations -- 11.1%
Alpine Utah School District                               5.00%          03/15/2012      $1,000,000    $   1,042,500
California State                                          6.60%          02/01/2009       1,000,000        1,203,749
California State                                          5.25%          06/01/2012         500,000          530,000
Commonwealth of Massachusetts                             7.50%          06/01/2004         500,000          579,375
Commonwealth of Massachusetts                             6.00%          11/01/2008         500,000          575,000
Detroit MI                                                6.00%          04/01/2000         315,000          324,056
District of Columbia                                      5.80%          06/01/2004         500,000          528,225
Florida Board of Education                                6.00%          06/01/2008       1,000,000        1,153,750
Honolulu HI                                               5.40%          09/27/2007         500,000          542,500
King County WA 412 Sch Dist#                              5.25%          12/01/2010       1,495,000        1,610,862
Lawrence MA State Qualified                               5.38%          09/15/2005         500,000          530,000
Tuloso-Midway TX Independent School District              5.75%          08/15/2006          80,000           89,300
                                                                                                       --------------
Total General Obligations (Cost $8,330,713)                                                                8,709,317
                                                                                                       --------------

Government Backed -- 3.1%
Cincinnati OH Public Schools                              6.15%          06/15/2002         600,000          641,250
Mashantucket CT Western Pequot                            6.50%          09/01/2005         995,000        1,140,519
Mashuntucket CT Western Pequot                            6.25%          09/01/2003         135,000          148,669
Texas State Turnpike                                      12.63%         01/01/2020         400,000          527,000
                                                                                                       --------------
Total Government Backed (Cost $2,333,837)                                                                  2,457,438
                                                                                                       --------------

Housing Revenue -- 15.7%
California Housing Authority                              5.65%          08/01/2025         320,000          328,000
California Housing Authority                              5.05%          02/01/2017         500,000          508,750
Colorado HFA Multi Family Insured Mortgage                7.90%          10/01/2000         225,000          238,781
Colorado Housing Finance Agency                           7.45%          11/01/2027         400,000          453,000
Delta CA Home Mortgage Finance                            6.70%          06/01/2024       1,350,000        1,498,499
Florida Housing Finance Agency                            0.00%          07/15/2016         590,000           81,863
Hawaii Housing Finance and Development Corp               7.00%          07/01/2031         550,000          590,563
Houston TX Housing Finance Corp                           8.00%          06/01/2014         500,000          552,500
Mass HFA Residential Development FNMA                     6.88%          11/15/2011         400,000          439,000
Mass HFA Residential Development FNMA                     7.60%          12/01/2014         395,000          416,725
Michigan Housing Development Authority                    0.00%          04/01/2015         350,000           50,092
Michigan Housing Development Authority                    6.40%          04/01/2005         250,000          271,563
New Hampshire Housing Finance Agency                      6.60%          01/01/2000         400,000          411,500
New Mexico Mortgage Finance Authority                     5.75%          07/01/2014         400,000          410,500
New Mexico Mortgage Finance Authority#                    6.25%          07/01/2029       1,000,000        1,095,000
North Carolina Housing Finance Agency                     7.60%          03/01/2021         835,000          891,363
Pennsylvania Housing Finance Agency                       5.35%          10/01/2008         410,000          427,806
Rhode Island Housing & Mortgage                           4.95%          10/01/2016         485,000          494,975
Texas Dept Housing & Community                            6.95%          07/01/2023         515,000          557,488
Texas Dept Housing & Community                            0.00%          03/01/2015         235,000           78,431
Virginia Housing Development Authority                    0.00%          11/01/2017         575,000          105,294
Virginia Housing Development Authority Commission         6.10%          07/01/2001       2,300,000        2,414,999
                                                                                                       --------------
Total Housing Revenue (Cost $12,178,324)                                                                  12,316,692
                                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                            Par            Value
Security                                                  Rate           Maturity          Value         (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Industrial Development -- 5.8%
Alaska Industrial Development and Export Authority        6.20%          04/01/2003      $  150,000    $     162,938
Alaska Industrial Development and Export Authority        5.50%          04/01/2001         500,000          520,000
California Statewide Communities                          4.90%          05/15/2025       1,000,000        1,021,250
Dayton OH Special Facilities Emery                        6.05%          10/01/2009         500,000          541,250
Eddyville IA Pollution Control Revenue Cargill            5.40%          10/01/2006         500,000          545,000
Hendersonville TN Kroger                                  5.95%          12/15/2008         445,000          482,825
Mashantucket CT Western Pequot                            6.25%          09/01/2003         160,000          174,600
Murray KY Industrial Development Kroger                   7.25%          09/01/2012         350,000          391,125
OH Development Commission ABS Industries                  5.45%          06/01/1999          70,000           70,706
Stanislaus CA Ogden                                       7.63%          01/01/2010         385,000          406,656
Weld County CO Industrial Development Conagra             6.75%          12/15/2001         200,000          215,250
                                                                                                       --------------
Total Industrial Development (Cost $4,317,256)                                                             4,531,600
                                                                                                       --------------

Insured Bond -- 31.3%
Bakersfield CA Convention Center MBIA                     5.40%          04/01/2008       1,000,000        1,106,250
Benton County WA School District AMBAC                    6.70%          12/01/2006         580,000          687,300
Bloomington MN Port Authority FSA                         5.30%          02/01/2007         135,000          136,350
Chicago IL Board of Education AMBAC                       6.75%          12/01/2009         465,000          566,719
Contra Costa CA Merrithew Hospital MBIA                   6.00%          11/01/2006         750,000          856,875
Cow Creek Band Umpqua OR AMBAC                            4.25%          07/01/2003       1,000,000        1,015,000
Denver CO Airport MBIA                                    7.50%          11/15/2006         500,000          592,500
District of Columbia MBIA                                 6.00%          06/01/2011       1,250,000        1,426,162
District of Columbia Medlantic Hospital MBIA              7.00%          08/15/2005         500,000          557,500
Grand Prairie TX Health AMBAC                             6.00%          11/01/1999         565,000          592,956
Grand River Dam Authority Oklahoma AMBAC                  5.50%          06/01/2013         385,000          428,794
Greater Detroit MI Resource Recovery AMBAC                6.25%          12/13/2007         400,000          461,500
Henderson, Nevada FGIC                                    5.00%          09/01/2016       1,000,000        1,015,000
Hot Springs AK Sales & Use Tax FSA                        4.95%          12/01/2008         200,000          203,500
Illinios Health Facilities Authority Revenue Asset
Guaranty                                                  6.25%          05/01/2011           1,300,000        1,395,874
Jefferson County OH Asset Guaranty                        6.63%          12/01/2005         315,000          345,319
Kentucky State Property & Bldg MBIA                       6.25%          09/01/2007       1,000,000        1,160,000
NC Eastern Municipal Power Agency ACA                     6.00%          01/01/2006       1,000,000        1,097,500
Nebraska Public Power District MBIA                       5.25%          01/01/2008       1,000,000        1,080,000
New York Dormitory Authority AMBAC                        4.40%          08/01/2013         500,000          512,500
New York Dormitory Authority AMBAC                        5.25%          07/01/2008       1,890,000        2,045,924
New York Dormitory Authority Asset Guaranty               5.25%          07/01/2005       1,000,000        1,061,250
Oklahoma IDA Baptist Med Center AMBAC                     7.00%          08/15/2006         500,000          599,375
Orange County CA Recovery MBIA                            5.80%          07/01/2016         400,000          441,500
Palm Beach County FL Solid Waste AMBAC                    6.00%          10/01/2009         500,000          578,725
Rancho Mirage CA MBIA                                     5.25%          07/01/2010         750,000          810,000
South Dakota HEFA Mckennan Hospital MBIA                  6.00%          07/01/2007         500,000          564,375
Tampa FL Health MBIA                                      5.50%          11/15/2012       1,000,000        1,106,250
Teton County WY St John Hospital ACA                      5.00%          12/01/2004         535,000          557,738
Tucson AZ COP Asset Guaranty                              6.00%          07/01/2004         500,000          547,500
Washington DC Convent Center Authority AMBAC              5.25%          10/01/2014       1,000,000        1,038,750
                                                                                                       --------------
Total Insured Bond (Cost $23,487,656)                                                                     24,588,986
                                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                            Par            Value
Security                                                  Rate           Maturity          Value         (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Lease Revenue -- 7.9%
Battery Park NY Authority Junior Lien                     5.20%          11/01/2023      $  410,000    $     416,150
New York Dormitory Authority                              6.00%          07/01/2006         500,000          557,500
New York Dormitory Authority                              5.50%          02/15/2005       1,000,000        1,060,000
New York State Urban Development Corp.                    5.00%          01/01/2005       1,155,000        1,204,087
New York Urban Development Corp.                          6.25%          04/01/2002         500,000          536,875
New York Urban Development Corp.                          6.00%          01/01/2004         750,000          816,563
NY Metropolitan Transportation Authority                  5.75%          07/01/2015         500,000          528,750
Ohio State Building Authority                             5.13%          10/01/2007       1,000,000        1,075,000
                                                                                                       --------------
Total Lease Revenue (Cost $5,969,580)                                                                      6,194,925
                                                                                                       --------------

LOC GIC -- 1.7%
Michigan Housing Authority LOC:  Sumitomo Bank            5.50%          06/01/2018         475,000          478,563
New York Dormitory Authority LOC:  Fleet Bank             5.50%          07/01/2003         500,000          530,000
Northborough MA IFA LOC:  Bank of Boston                  5.75%          09/01/2002         315,000          319,448
                                                                                                       --------------
Total LOC GIC (Cost $1,298,289)                                                                            1,328,011
                                                                                                       --------------

Revenue Bonds -- 19.5%
Camden NJ Cooper Hospitals                                5.60%          02/15/2007         600,000          638,250
Denison TX Hospital Authority Tesoma Med Center           5.90%          08/15/2007         500,000          539,375
District of Columbia Medlantic Hospital                   7.00%          08/15/2005         500,000          545,000
Florida State Mid-Bay Bridge Authority                    4.00%          10/01/2022       1,000,000        1,015,000
Foothills CA Transportation Agency                        0.00%          01/01/2007         500,000          390,625
Illinois Educational Facilities Authority Revenues
Univ. Chicago                                             5.00%          07/01/2008         685,000          727,813
Illinois HEFA Northwestern University                     5.05%          11/01/2032         500,000          531,875
Mass IFA Berkshire Retirement Development                 5.13%          07/01/2018         500,000          505,625
Mass IFA Loomis Project                                   6.50%          07/01/2002         250,000          258,260
Mass IFA Resource Recovery                                6.15%          07/01/2002         700,000          744,625
Met Govt Nashville & Davidson TN Vanderbilt               6.00%          05/01/2008         610,000          699,975
Michigan Hospital Authority Sinai Hospital                5.75%          01/01/2003         450,000          476,438
Montana Student Assistance Corp.                          5.95%          12/01/2012         305,000          315,294
New Hampshire HEFA Monadnock Hospital                     5.25%          10/01/2007         550,000          562,375
New York Med Center Long Island FHA                       6.40%          08/15/2014         465,000          516,150
New York Med Center Mt. Sinai FHA                         5.95%          08/15/2009         165,000          175,313
New York Med Center St. Luke's FHA                        5.60%          08/15/2013         455,000          480,594
New York State Medical Care Facilities St. Vince FHA      6.13%          02/15/2014         415,000          453,975
NH Education Authority Brewster Acadamy                   5.40%          06/01/2001         305,000          314,150
NH HEFA Nashua Hospital                                   6.25%          10/01/2008         750,000          810,938
Philadelphia PA HEFA Jefferson Health                     5.50%          05/15/2006       1,000,000        1,080,000
Scranton PA Allied Rehabilitation                         7.12%          07/15/2005         500,000          549,375
Scranton-Lackawanna PA Health                             6.60%          07/15/2000         200,000          204,750
Tyler TX Health Facilities Development Corp.              5.25%          07/01/2001         835,000          854,831
Utah Student Loan AMBAC                                   7.45%          11/01/2008         500,000          532,500
Volusia FL HEFA -  Embry Riddle University                5.50%          10/15/2004         360,000          380,250
Wisconsin State Transportation                            5.00%          07/01/2008       1,000,000        1,067,500
                                                                                                       --------------
Total Revenue Bonds (Cost $14,632,217)                                                                    15,370,856
                                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                            Par            Value
Security                                                  Rate           Maturity          Value         (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Special Revenues -- 3.9%
Castle Rock CO Import Authority                           5.75%          12/01/2001      $  500,000    $     526,875
District of Columbia Redevelopment Agency                 5.63%          11/01/2010         410,000          429,988
Long Beach CA Aquarium                                    5.75%          07/01/2005         200,000          217,750
Los Angeles CA Community Redevelopment                    5.00%          11/15/2000         500,000          511,250
Los Angeles CA Community Redevelopment                    4.60%          11/15/2003         500,000          500,340
Met Peoria IL                                             6.25%          07/01/2017         300,000          329,625
Orange County CA Transportation Sales Tax                 6.00%          02/15/2007         500,000          571,250
                                                                                                       --------------
Total Special Revenues (Cost $2,903,387)                                                                   3,087,078
                                                                                                       --------------

TOTAL BONDS (COST $75,451,259)                                                                            78,584,903
                                                                                                       --------------

SHORT-TERM INVESTMENTS -- 2.9%

Short Term Bonds -- 2.9%
Lone Star Airport Improvement                             3.45%          12/01/2014+        200,000          200,000
Long Island Power Authority                               4.10%          05/01/2033+        900,000          900,000
SC Jobs Economic Development Authority                    4.10%          07/01/2022+        100,000          100,000
Lone Star TX Airport                                      2.85%          12/01/2014+        200,000          200,000
Lone Star Airport Improvement                             2.85%          12/01/2014+        400,000          400,000
Lone Star TX Airport                                      3.38%          12/01/2014+        500,000          500,000
                                                                                                       --------------
Total Short Term Bonds (Cost $2,300,000)                                                                   2,300,000
                                                                                                       --------------

Repurchase Agreements -- 0.0%
Prudential-Bache Repurchase Agreement, dated 9/30/98, due 10/1/98, with a maturity value of $2,324 and an effective yield of 4.75%, collateralized by a
U.S. Government Agency Obligation with a rate of 6.14%, a maturity date of
6/01/28 and an aggregate market value of $3,038.                                                               2,323
                                                                                                       --------------

Total Repurchase Agreements (Cost $2,323)                                                                      2,323
                                                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS (COST $2,302,323)                                                             2,302,323
                                                                                                       --------------

TOTAL INVESTMENTS-- 102.9% (COST $77,753,582)                                                          $  80,887,226

Other Assets, Less Liabilities-- (2.9)%                                                                   (2,308,050)
                                                                                                       --------------

NET ASSETS-- 100%                                                                                      $  78,579,176
                                                                                                       ==============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

Notes to the Schedule of Investments:

ACA - American Capital Access Corp.
AMBAC - American Municipal Bond Assurance Corp.
COP - Certification of Participation
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Authority
FNMA - Federal National Mortgage Association
FSA - Financial Security Association
GIC - Guaranteed Investment Contract
HEFA - Health & Educational Facilities Authority
HFA - Housing Finance Authority
IFA - Industrial Finance Authority
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association

#  Delayed delivery contract. (Note 8)
+  Date shown reflects actual maturity date. Security puttable on a daily basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                                           Value
Security                                                                               Shares            (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
EQUITIES -- 100.0%

Capital Goods -- 8.1%
AFC Cable Systems, Inc.*                                                                26,300         $     624,625
Aviation Sales Co.*                                                                     18,700               541,131
Eagle USA Airfreight, Inc.*                                                             23,200               324,800
Expeditors International Wash, Inc.                                                     14,000               388,500
Heico Corp.                                                                             24,900               415,519
Kellstrom Industries, Inc.*                                                             27,000               374,625
Kroll-Ogara Co.*                                                                        37,400               874,225
Service Experts Inc.*                                                                   30,500               848,281
Superior Services, Inc.*                                                                19,800               558,113
Triumph Group Inc.*                                                                     15,200               452,200
                                                                                                       --------------
                                                                                                           5,402,019
                                                                                                       --------------

Consumer Stable -- 1.6%
Beringer Wine Estates*                                                                   8,700               333,319
United Natural Foods Inc.*                                                              28,600               729,300
                                                                                                       --------------
                                                                                                           1,062,619
                                                                                                       --------------

Early Cyclical -- 2.9%
Atlantic Coast Airlines, Inc.*                                                          31,200               729,300
Excelsior-Henderson Motorcycle*                                                         80,200               591,475
Midwest Express Holdings*                                                               17,675               592,113
                                                                                                       --------------
                                                                                                           1,912,888
                                                                                                       --------------

Energy -- 2.1%
Cal Dive International, Inc.*                                                           34,300               617,400
Friede Goldman Intl Inc.*                                                               27,000               425,250
Newpark Resources, Inc.*                                                                54,000               371,250
                                                                                                       --------------
                                                                                                           1,413,900
                                                                                                       --------------

Financial -- 4.1%
First Republic Bank*                                                                    12,900               393,450
First Sierra Financial, Inc.*                                                           50,400               456,750
Greater Bay Bancorp                                                                     18,400               519,800
Indigo Aviation ADR*                                                                    45,600               393,300
Linc Capital Inc.*                                                                      51,200               492,800
West Coast Bancorp                                                                      27,000               452,250
                                                                                                       --------------
                                                                                                           2,708,350
                                                                                                       --------------

Growth Cyclical -- 8.0%
American Coin Merchandising*                                                            16,500               216,563
Central Garden & Pet Co.*                                                               27,900               516,150
Coach USA Inc.*                                                                         41,400             1,022,062
Gadzooks Inc.*                                                                          69,500               638,531

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                                           Value
Security                                                                               Shares            (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
Growth Cyclical (continued)
Garden Fresh Restaurant Corp.*                                                          39,600         $     584,100
Hibbet Sporting Goods Inc.*                                                             13,000               325,813
Hot Topic*                                                                              30,000               435,000
ResortQuest International Inc.*                                                         24,100               212,381
Stein Mart Inc.*                                                                       103,000               824,000
Steiner Leisure Ltd.*                                                                   19,125               298,828
Wet Seal, Inc., Class A*                                                                15,800               273,538
                                                                                                       --------------
                                                                                                           5,346,966
                                                                                                       --------------

Health Care -- 24.1%
Affymetrix Inc.*                                                                        19,500               502,125
Chirex, Inc.*                                                                           69,200               826,075
CN Bioscience Inc.*                                                                     35,500               869,750
Coulter Pharmaceutical Inc.*                                                            30,900               768,638
Curative Health Services Inc.*                                                          10,000               306,250
Cytyc Corp.*                                                                            73,500               744,188
Guilford Pharmaceuticals Inc.*                                                          26,000               364,000
Ilex Oncology Inc.*                                                                     61,300               532,544
Impath Inc.*                                                                            41,900             1,246,524
Inhale Therapeutic Systems*                                                             24,900               697,200
Ligand Pharmaceuticals, Class B*                                                        61,500               561,188
Medimmune, Inc.*                                                                        16,400             1,061,899
Medquist, Inc.*                                                                         36,500             1,154,312
Novoste Corp.*                                                                          45,500               585,813
Parexel International Corp.*                                                            24,300               947,699
Pharmaceutical Product Development*                                                     31,000               868,000
Quadramed Corp.*                                                                        28,900               581,613
Res-Care Inc.*                                                                          42,700               800,625
Sepracor Inc.*                                                                          20,300             1,334,724
Transkaryotic Therapies Inc.*                                                           30,100               722,400
Vical Inc.*                                                                             48,100               529,100
                                                                                                       --------------
                                                                                                          16,004,667
                                                                                                       --------------

Other -- 3.8%
S&P 400 Mid-Cap Depository Receipt                                                      42,200             2,524,087
                                                                                                       --------------

Services -- 24.4%
Abacus Direct Corp.*                                                                     9,600               489,600
Bright Horizons, Inc.*                                                                  36,900               784,125
Central Parking Corp.                                                                   10,275               517,603
Charles River Associates, Inc.*                                                         15,100               358,625
Devry, Inc.*                                                                            31,000               726,563
Emmis Broadcasting Corp., Class A*                                                      18,700               705,925

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                                           Value
Security                                                                               Shares            (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
Services (continued)
F.Y.I. Inc.*                                                                            33,700         $     825,650
Gray Communications Systems, Class B                                                    22,100               549,738
Hagler Bailly*                                                                          25,900               505,050
Heftel Broadcasting Corp.*                                                              23,000               868,250
Inspire Insurance Solutions*                                                            13,350               315,394
Intelligroup, Inc.*                                                                     48,500               824,500
Intl Telecomm Data Systems*                                                             24,450               709,050
Metro Networks Inc.*                                                                    18,100               662,913
Metzler Group, Inc.*                                                                    19,550               669,588
NCO Group Inc.*                                                                         30,000               834,375
On Assignment Inc.                                                                      24,000               887,999
Peterson Companies, Inc. Class A*                                                       31,600               900,599
Renaissance Worldwide Inc.*                                                             35,500               465,938
Rental Service Corp.*                                                                   33,900               610,200
Scandinavian Broadcast Systems Corp.*                                                  103,300             2,195,124
Wilmar Industries Inc.*                                                                 38,500               818,125
                                                                                                       --------------
                                                                                                          16,224,934
                                                                                                       --------------

Technology -- 20.9%
Applied Micro Circuits Corp.*                                                           11,100               165,113
Aspen Technologies, Inc.*                                                               26,900               719,575
ATMI Inc.*                                                                              71,100               986,512
Best Software, Inc.*                                                                    32,100               770,400
C-Net Inc.*                                                                             10,400               475,800
CMG Information Services, Inc.*                                                         14,000               745,500
Davox Corp.*                                                                            35,000               328,125
Deltek Systems, Inc.*                                                                   43,500               802,031
HNC Software Inc.*                                                                      16,300               662,188
Infoseek Corp.*                                                                         34,200               842,175
Landmark Systems Corp.*                                                                 16,300               132,438
Level One Communications, Inc.*                                                         15,225               306,403
Lycos Inc.*                                                                             26,900               909,555
Micrel, Inc.*                                                                           10,600               280,900
National Computer System, Inc.                                                          21,600               637,200
Parlex Corp.*                                                                           30,400               279,300
Pegasystems, Inc.*                                                                      26,100               401,288
Pervasive Software, Inc.*                                                               66,200               719,925
Photronics Inc.*                                                                        38,400               489,600
Radiant Systems, Inc.*                                                                  26,800               206,025
Sanmina Corp.                                                                           17,900               503,438
SBS Technologies Inc.*                                                                  19,400               485,000
Semtech Corp.*                                                                          39,700               739,413

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                                           Value
Security                                                                               Shares            (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
Technology (continued)
TSI International Software Ltd.*                                                        22,100         $     765,213
Unitrode Corp.                                                                          50,000               531,250
                                                                                                       --------------
                                                                                                          13,884,367
                                                                                                       --------------

TOTAL EQUITIES (COST $67,201,444)                                                                         66,484,797
                                                                                                       --------------

SHORT-TERM INVESTMENTS -- 1.0%

Repurchase Agreements -- 1.0%
Prudential-Bache Repurchase Agreement, dated 9/30/98, due 10/1/98, with a maturity value of $629,318 and an effective yield of 4.75%, collateralized by a
U.S. Treasury Obligation with a rate of 8.125%, a maturity date of 8/15/19 and
an aggregate market value of $654,856.                                                                       629,235
                                                                                                       --------------

Total Repurchase Agreements (Cost $629,235)                                                                  629,235
                                                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS (COST $629,235)                                                                 629,235
                                                                                                       --------------

TOTAL INVESTMENTS-- 101.0% (COST $67,830,679)                                                          $  67,114,032

Other Assets, Less Liabilities-- (1.0)%                                                                     (655,750)
                                                                                                       --------------

NET ASSETS-- 100%                                                                                      $  66,458,282
                                                                                                       ==============

Notes to the Schedule of Investments:

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                                           Value
Security                                                                                Shares           (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
EQUITIES -- 99.8%

Capital Goods -- 10.0%
Crane Company                                                                           30,938         $     727,031
Deere & Co.                                                                             15,000               453,750
Kaydon Corp.                                                                            27,000               710,438
Textron, Inc.                                                                            5,300               321,313
United Technologies Corp.                                                               12,400               947,825
                                                                                                       --------------
                                                                                                           3,160,357
                                                                                                       --------------

Consumer Stable -- 12.4%
Interstate Bakeries Corp.                                                               12,000               372,000
Kroger Co.*                                                                             20,000               999,999
Lancaster Colony Corp.                                                                  23,850               733,388
Owens Illinois*                                                                         23,000               575,000
Richfood Holdings, Inc.                                                                 32,100               493,538
Universal Foods Corp.                                                                   36,000               751,500
                                                                                                       --------------
                                                                                                           3,925,425
                                                                                                       --------------

Early Cyclical -- 3.3%
Clayton Homes, Inc.                                                                     51,000               863,813
Leggett & Platt, Inc.                                                                    9,000               186,750
                                                                                                       --------------
                                                                                                           1,050,563
                                                                                                       --------------

Energy -- 7.5%
British Petroleum Co. PLC ADR                                                            9,858               860,111
Mobil Corp.                                                                              9,800               744,188
Texaco Inc.                                                                             12,300               771,056
                                                                                                       --------------
                                                                                                           2,375,355
                                                                                                       --------------

Financial -- 20.7%
Ace Limited                                                                              9,900               297,000
Allied Group                                                                            24,250             1,165,515
AMBAC Inc.                                                                              11,800               566,400
BankAmerica Corp.                                                                        7,200               432,900
BankBoston Corp.                                                                         2,400                79,200
Chase Manhattan Corp.                                                                    9,000               389,250
Citicorp                                                                                 4,000               371,750
Conseco, Inc.                                                                           25,370               775,371
Delphi Financial Group, Inc.*                                                           18,830               741,431
Morgan Stanley Dean Witter                                                               5,800               249,763
Old Republic International Corp.                                                        28,250               635,625
Reliastar Financial Corp.                                                               21,500               838,500
                                                                                                       --------------
                                                                                                           6,542,705
                                                                                                       --------------

Growth Cyclical -- 12.8%
Carnival Corp.                                                                          11,000               349,938
Claire's Stores, Inc.                                                                   17,000               306,000
Costco Companies, Inc.*                                                                  4,000               189,500

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                                           Value
Security                                                                                Shares           (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
Growth Cyclical (continued)
G Tech Holdings Corp.*                                                                  27,500         $     730,469
International Game Technology                                                           82,000             1,522,124
Jones Apparel Group, Inc.*                                                              12,400               284,425
Pier 1 Imports, Inc.                                                                    30,138               226,031
Ross Stores, Inc.                                                                        6,500               186,063
Tommy Hilfiger Corp.*                                                                    6,400               262,400
                                                                                                       --------------
                                                                                                           4,056,950
                                                                                                       --------------

Health Care -- 9.2%
Amgen, Inc.*                                                                            13,500             1,020,093
Bristol-Myers Squibb Co.                                                                 3,300               342,788
Schering-Plough Corp.                                                                    4,800               497,100
Sofamor Danek Group, Inc.*                                                               3,000               267,000
Steris Corp.*                                                                            6,000               169,500
Watson Pharmaceutical, Inc.*                                                            12,000               609,000
                                                                                                       --------------
                                                                                                           2,905,481
                                                                                                       --------------

Real Estate -- 2.6%
Equity Office Properties, REIT                                                           5,875               143,938
General Growth Properties, REIT                                                          5,600               199,500
Patriot Amer Hospitality, Inc., REIT                                                     8,399               107,087
Prentiss Properties Trust, REIT                                                          7,400               176,675
Starwood Hotels and Resorts, REIT                                                        6,600               201,300
                                                                                                       --------------
                                                                                                             828,500
                                                                                                       --------------

Services -- 10.0%
Ceridian Corp.*                                                                          5,300               304,088
Interim Services, Inc.*                                                                 70,800             1,455,824
Shared Medical Systems                                                                  12,100               643,569
Xerox Corp.                                                                              9,200               779,700
                                                                                                       --------------
                                                                                                           3,183,181
                                                                                                       --------------

Technology -- 11.3%
American Power Conversion Corp.*                                                        32,000             1,205,999
Computer Associates International, Inc.                                                 12,450               460,650
Intel Corp.                                                                              3,000               257,250
Sci Sys, Inc.*                                                                          32,000               862,000
Sun Microsystems, Inc.*                                                                 15,700               782,056
                                                                                                       --------------
                                                                                                           3,567,955
                                                                                                       --------------

TOTAL EQUITIES (COST $31,651,397)                                                                         31,596,472
                                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                                            Value
Security                                                                                                  (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.2%

Repurchase Agreements -- 0.2%
Prudential-Bache Repurchase Agreement, dated 9/30/98, due 10/1/98, with a maturity value of $48,666 and an effective yield of 4.75%, collateralized by a
U.S. Government Agency Obligation with a rate of 6.14%, a maturity date of
6/01/28 and an aggregate market value of $50,631.                                                      $      48,660
                                                                                                       --------------

Total Repurchase Agreements (Cost $48,660)                                                                    48,660
                                                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS (COST $48,660)                                                                   48,660
                                                                                                       --------------

TOTAL INVESTMENTS-- 100.0% (COST $31,700,057)                                                          $  31,645,132

Other Assets, Less Liabilities-- 0.0%                                                                         13,474
                                                                                                       --------------

NET ASSETS-- 100%                                                                                      $  31,658,606
                                                                                                       ==============

Notes to the Schedule of Investments:

REIT - Real Estate Investment Trust

* Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Massachusetts Intermediate Tax Exempt Bond Fund (Massachusetts Intermediate Tax Exempt Bond Fund) is a separate non-diversified investment series of the Trust. Standish Intermediate Tax Exempt Bond Fund (Intermediate Tax Exempt Bond Fund), Standish Small Cap Tax-Sensitive Equity Fund (Small Cap Tax-Sensitive Equity
         Fund) and Standish Tax-Sensitive Equity Fund (Tax Sensitive Equity
         Fund) are separate diversified investment series of the Trust (together with the Massachusetts Intermediate Tax Exempt Bond Fund, individually a "Fund" and collectively, the "Funds").

         The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A. Investment security valuations

         Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable fixed income obligations, if any, for which price quotations are readily available are normally valued at the last sales prices on the exchange or market on which they are primarily traded, or if not listed or no sale, at the last quoted bid prices. Equity securities for which quotations are readily available are valued at the last sale price or if no sale, at the closing bid prices in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

         Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Funds are valued at amortized cost. If a Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

         B. Repurchase Agreements

         It is the policy of each Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by each Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

         C. Securities transactions and income

         Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis.

         D. Federal taxes

         As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes all of its taxable income for its fiscal year. Dividends paid by the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund (collectively the "Bond Funds") from net interest earned on tax-exempt municipal bonds are not includable by shareholders as gross income for Federal income tax purposes because the Bond Funds intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Bond Funds to pay exempt-interest dividends. At September 30, 1998, the following Funds, for federal income tax purposes, had capital loss carryovers as follows:

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements
--------------------------------------------------------------------------------

                                                              Expiration Date September 30,
                                               ----------------------------------------------------------------------
                                                 2002        2003        2004         2005        2006          Total
                                               --------    --------    --------     --------    --------      ---------

           Massachusetts Intermediate Tax
                Exempt Bond Fund               $97,598     $178,890      ----         ----        ----        $276,488

           Tax-Sensitive Equity Fund             ----        ----       $2,179      $95,353       ----        $ 97,532

           Small Cap Tax-Sensitive Equity
                Fund                             ----        ----        ----         ----      $152,611      $152,611

         Such carryovers will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income tax.

         The Small Cap Tax Sensitive Equity Fund and the Tax Sensitive Equity Fund elected to defer to their fiscal year ending September 30, 1999 losses of $969,482 and $728,903, respectively, recognized during the period from November 1, 1997 to September 30, 1998.

         E. Deferred organization expense

         Costs associated with the Funds' organization and initial registration were amortized, on a straight-line basis, through October, 1997 for the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund and through December, 2000 for the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund.

(2)      Distributions to Shareholders:

         Distributions on shares of the Bond Funds are declared daily from net investment income and distributed monthly. Dividends from net investment income, if any, will be distributed at least annually for the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund. Distributions on capital gains, if any, will be distributed annually by all of the Funds. Distributions from net investment income and capital gains, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash. Distributions are recorded on the ex-dividend date.

         Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital.

(3)      Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, is paid at the following annual rates of each Fund's average daily net assets: 0.40% for the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund, 0.60% for the Small Cap Tax-Sensitive Equity Fund and 0.50% for the Tax-Sensitive Equity Fund. For the year ended September 30, 1998, SA&W voluntarily agreed to limit the total Fund operating expenses (excluding litigation, indemnification and other extraordinary expenses) to the following percentages of average daily net assets:
         0.65% for the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund; 0.75% for the Small Cap Tax-Sensitive Equity Fund; and 0.50% for the Tax-Sensitive Equity Fund. For the year ended September 30, 1998, SA&W voluntarily waived $51,114, $27,935, $109,263 and $128,459 of its advisory fee to the Massachusetts Tax Exempt Bond Fund, Intermediate Tax Exempt Bond Fund, Small Cap Tax-Sensitive Equity Fund and Tax-Sensitive Equity Fund, respectively, and reimbursed operating expenses of $12,935 for the Tax-Sensitive Equity Fund which is reflected as a reduction of expenses in the Tax Sensitive Equity Fund's Statement of Operations. These agreements are voluntary and

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         temporary and may be discontinued or revised by SA&W at any time. The Funds pay no compensation directly to the Trust's Trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Funds from SA&W. Certain of the Trustees and officers of the Trust are directors or officers of SA&W.

(4)      Purchases and Sales of Investments:

         Cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                    Year Ended                       Year Ended
                                                                September 30, 1998               September 30, 1997
                                                          ------------------------------    -----------------------------
                                                             Purchases         Sales          Purchases         Sales
                                                          --------------   -------------    -------------    ------------

         Massachusetts Intermediate Tax Exempt Bond Fund     $28,223,961     $15,542,356      $14,344,251      $8,536,805
                                                          ==============   =============    =============    ============

         Intermediate Tax Exempt Bond Fund                   $84,121,146     $55,019,644      $44,667,863     $24,936,103
                                                          ==============   =============    =============    ============

         Small Cap Tax-Sensitive Equity Fund                 $93,341,829     $48,543,729      $33,633,673     $16,657,415
                                                          ==============   =============    =============    ============

         Tax-Sensitive Equity Fund                           $31,483,795      $8,153,582       $8,248,008      $1,571,491
                                                          ==============   =============    =============    ============

(5)      Shares of Beneficial Interest:

         The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in each Fund's shares were as follows:

                                                                    Year Ended               Year Ended
         Massachusetts Intermediate Tax Exempt Bond Fund        September 30, 1998       September 30, 1997
                                                              -----------------------  -----------------------
         Shares sold                                                         866,950                  664,860
         Shares issued to shareholders in
                  payment of distributions declared                           38,776                   30,459

         Shares redeemed                                                    (257,536)                (440,478)
                                                              -----------------------  -----------------------

         Net increase                                                        648,190                  254,841
                                                              =======================  =======================

         Intermediate Tax Exempt Bond Fund

         Shares sold                                                       1,865,702                1,093,993
         Shares issued to shareholders in
                  payment of distributions declared                           68,939                   38,642

         Shares redeemed                                                    (831,605)                (361,805)
                                                              -----------------------  -----------------------

         Net increase                                                      1,103,036                  770,830
                                                              =======================  =======================

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    Year Ended               Year Ended
         Small Cap Tax-Sensitive Equity Fund                    September 30, 1998       September 30, 1997
                                                              -----------------------  -----------------------
         Shares Sold                                                       1,919,939                  763,163
         Shares issued to shareholders in
                  payment of distributions declared                            5,771                      387

         Shares redeemed                                                    (363,050)                 (51,613)
                                                              -----------------------  -----------------------

         Net increase                                                      1,562,660                  711,937
                                                              =======================  =======================

         Tax-Sensitive Equity Fund

         Shares Sold                                                         706,407                  244,525
         Shares issued to shareholders in
                  payment of distributions declared                            3,722                    2,135

         Shares redeemed                                                     (99,734)                  (3,376)
                                                              -----------------------  -----------------------

         Net increase                                                        610,395                  243,284
                                                              =======================  =======================

         At September 30, 1998, the Massachusetts Intermediate Tax Exempt Bond Fund had one shareholder of record owning approximately 15% of the Fund's outstanding shares. The Small Cap Tax-Sensitive Equity Fund had one shareholder of record owning approximately 10% of the Fund's outstanding shares.

(6)      Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 1998, as computed on a federal income tax basis, were as follows:

                                                                    Gross             Gross          Net Unrealized
                                                                 Unrealized         Unrealized        Appreciation
                                            Aggregate Cost      Appreciation       Depreciation      (Depreciation)
                                           ----------------   ----------------   ---------------   -----------------

           Massachusetts Intermediate
           Tax Exempt Bond Fund                $50,644,059         $2,210,139          $(4,557)          $2,205,582

           Intermediate Tax Exempt Bond
           Fund                                $77,753,582         $3,152,279         $(18,635)          $3,133,644

           Small Cap Tax-Sensitive
           Equity Fund                         $68,160,073         $7,620,849      $(8,666,890)        $(1,046,041)

           Tax-Sensitive Equity Fund           $31,721,612         $3,682,826      $(3,759,306)           $(76,480)

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(7)      Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

         Since the Massachusetts Intermediate Tax Exempt Bond Fund may invest a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable general tax-exempt mutual fund.

         The Funds may trade the following financial instruments with off-balance sheet risk:

         Futures contracts

         The Funds may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Funds deposit either in cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, dependent on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by each Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase a Fund's exposure to the underlying instrument, while selling futures tends to decrease a Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts terms. The Funds enter into financial futures transactions primarily to manage their exposure to certain markets and to changes in securities prices and, with respect to the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund, to changes in foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

         At September 30, 1998, the Funds had no open futures contracts.

(8)      Delayed Delivery Transactions:

         The Bond Funds may purchase securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds either segregate on their records, or instruct the custodian to segregate, securities having a value at least equal to the amount of the purchase commitment.

         At September 30, 1998, the Intermediate Tax Exempt Bond Fund had entered into the following delayed delivery transactions:

             Type                  Security                             Settlement Date    Trade Amount
          ------------    -----------------------------------------    ----------------   ---------------
              Buy         King County WA                                  10/06/98         $1,607,333
              Buy         New Mexico Mortgage Finance Authority           10/21/98         $1,098,472
                                                                                          ---------------
                                                                                           $2,705,805
                                                                                          ===============

         At September 30, 1998, the Massachusetts Intermediate Tax Exempt Bond Fund, the Small Cap Tax Sensitive Equity Fund and the Tax Sensitive Equity Fund were not parties to any delayed delivery transactions.

                     Standish, Ayer & Wood Investment Trust

--------------------------------------------------------------------------------

         Tax Information - Unaudited

         Pursuant to section 852 of the Internal Revenue Code, the Standish Intermediate Tax Exempt Bond Fund designated $32,553 and the Standish Small Cap Tax-Sensitive Equity Fund designated $110,691 as capital gain dividends for the year ended September 30, 1998. All of this amount represents a 28% tax rate gain distribution.

         Of the distributions paid by the Bond funds from net investment income for the year ended September 30, 1998, amounts that were tax exempt for federal income tax purposes are as follows:

         Massachusetts Intermediate Tax Exempt Bond Fund      $1,935,592

         Intermediate Tax Exempt Bond Fund                    $2,885,553

                        Report of Independent Accountants

     To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund, and Standish Tax-Sensitive Equity Fund:

     In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund, and Standish Tax-Sensitive Equity Fund (the "Funds"), at September 30, 1998, the results of operations, the changes in net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (herein referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion expressed above.


     PricewaterhouseCoopers LLP
     Boston, Massachusetts
     November 17, 1998

                       [LOGO] STANDISH FUNDS(R)
                              One Financial Center
                              Boston, MA 02111-2662
                                 (800) 729-0066
                              www.standishfunds.com
                                                                          98-388